                                                                    EXHIBIT 99.2
                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                              RENT-A-CENTER, INC.

                               OFFER TO EXCHANGE
     ANY AND ALL OF ITS 7 1/2% SENIOR SUBORDINATED NOTES DUE 2010, SERIES A

                                       BY

                              RENT-A-CENTER, INC.

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
            , 2003, UNLESS EXTENDED TO A DATE NOT LATER THAN             , 2003
(THE "EXPIRATION DATE"). TENDERED NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

     As set forth in the prospectus dated          , 2003 (the "Prospectus")
under the captions "The Exchange Offer -- Procedures for Tendering Notes" and "The Exchange Offer -- Guaranteed Delivery Procedures" and the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 2 thereto, this form, or one substantially equivalent hereto, must be used to accept the Exchange Offer if certificates representing the 7 1/2% Senior Subordinated Notes due 2010, Series A (the "Old Notes"), of Rent-A-Center, Inc., a Delaware corporation (the "Company"), are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit a Holder's certificates or other required documents to reach the Exchange Agent on or prior to the Expiration Date. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or mail to the Exchange Agent and must include a guarantee by an eligible institution unless such form is submitted on behalf of an Eligible Institution. Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Prospectus.

                             The Exchange Agent is:

                              THE BANK OF NEW YORK

       By Registered or Certified Mail:               By Hand or by Overnight Courier:
             The Bank of New York                           The Bank of New York
              101 Barclay Street                             101 Barclay Street
        Reorganization Unit -- 7 East                  Reorganization Unit -- 7 East
           New York, New York 10286                       New York, New York 10286
          Attn: Enrique Lopez -- 7E                      Attn: Enrique Lopez -- 7E
        Facsimile Transmission Number:                     Confirm by Telephone:
                (212) 298-1915                                 (212) 815-2742

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE ACCOMPANYING INSTRUCTIONS SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies & Gentlemen:

     Upon the terms and subject to the conditions set forth in the Prospectus and accompanying Letter of Transmittal, receipt of which is hereby acknowledged, the undersigned hereby tenders to Rent-A-Center, Inc., a Delaware corporation
(the "Company"), $     principal amount (at maturity) of Old Notes, pursuant to
the guaranteed delivery procedures set forth in the Prospectus and accompanying Letter of Transmittal.

-------------------------------------------------------------------------------------------------
        CERTIFICATE NUMBERS OF OLD NOTES
                 (IF AVAILABLE)                             PRINCIPAL AMOUNT TENDERED
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

If Old Notes will be tendered by book-entry transfer: (check one)

Name of Tendering Institution:

------------------------------------------           [ ] The Depository Trust Company
                                                     [ ] The Midwest Securities Trust Company
Account No.:                                  at     [ ] The Philadelphia Depository Trust
-------------------------------------                Company

     The undersigned authorizes the Exchange Agent to deliver this Notice of Guaranteed Delivery to the Company and The Bank of New York with respect to the Old Notes tendered pursuant to the Exchange Offer.

     All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

                                   SIGN HERE

--------------------------------------------------------------------------------
                    Signature(s) of Registered Holder(s) or
                              Authorized Signatory

--------------------------------------------------------------------------------
                        Name(s) of Registered Holder(s)
                             (Please Type or Print)

--------------------------------------------------------------------------------
                                    Address

--------------------------------------------------------------------------------
                                    Zip Code

--------------------------------------------------------------------------------
                         Area Code and Telephone Number

Dated: -------------------------------------------------------------------------
, 2003

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby (a) represents that the above-named person(s) has a net long position in the Old Notes tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) represents that such tender of Old Notes complies with Rule 14e-4, and (c) guarantees delivery to the Exchange Agent of certificates representing the Old Notes tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at a Book-Entry Transfer Facility (as defined in the Prospectus), in each case together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees and any other documents required by the Letter of Transmittal, within three New York Stock Exchange trading days after the date hereof.


       ----------------------------------------                     ----------------------------------------
                     Name of Firm                                                    Title

       ----------------------------------------                     ----------------------------------------
                 Authorized Signature                                     Name (Please Type or Print)

       ----------------------------------------                     ----------------------------------------
                       Address

       ----------------------------------------                  Dated --------------------------------- , 2003
            Area Code and Telephone Number

NOTE: DO NOT SEND CERTIFICATES REPRESENTING OLD NOTES WITH THIS FORM.
      CERTIFICATES FOR OLD NOTES MUST BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                             THE EXCHANGE AGENT IS:

                              THE BANK OF NEW YORK

       By Registered or Certified Mail:               By Hand or by Overnight Courier:
             The Bank of New York                           The Bank of New York
              101 Barclay Street                             101 Barclay Street
        Reorganization Unit -- 7 East                  Reorganization Unit -- 7 East
           New York, New York 10286                       New York, New York 10286
          Attn: Enrique Lopez -- 7E                      Attn: Enrique Lopez -- 7E

        Facsimile Transmission Number:                     Confirm by Telephone:
                (212) 298-1915                                 (212) 815-2742